Exhibit 10.61

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

PURCHASE AGREEMENT
No. 0604

BETWEEN

BOMBARDIER INC.

AND

PINNACLE AIRLINES CORP.

Relating to the Purchase of
Twenty-Five (25) Bombardier Q400 Series Aircraft

This Agreement is made on the 17th day of February 2007.

BETWEEN:	BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having an office located at 123 Garratt Boulevard, Downsview, Ontario, Canada M3K 1Y5 (“Bombardier”).

AND:	PINNACLE AIRLINES CORP., a Delaware corporation having an office located at 1689 Nonconnah Boulevard, Suite 111, Memphis, Tennesse, United States 38132 (“Buyer”).

WHEREAS	Buyer desires to purchase and Bombardier desires to sell Twenty-Five (25) Aircraft and related data, documents, and services on the terms and conditions set out in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:

ARTICLE 1 - INTERPRETATION

1.1	The headings in this Agreement are included for convenience only and shall not be used in the construction or interpretation of this Agreement.

1.2	In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.3	In this Agreement the following expressions shall have the meaning ascribed thereto below unless otherwise expressly provided:

“Acceptance Date” means the date of execution of the Certificate of Acceptance by Buyer;

“Acceptance Period” means a period of up to three (3) consecutive U.S. and Canadian working days, subject to extension pursuant to Section 8.7, commencing on the later of the Readiness Date or the date the Aircraft is actually made available to Buyer for ground inspection and acceptance flight, in which to complete the inspection and acceptance flight;

“Agreement” means this Agreement, including its Schedules, Annexes and letter agreements, if any, attached hereto and the Specification (each of which is incorporated in the Agreement by this reference), as they may be amended or supplemented pursuant to the provisions of the Agreement;

“Aircraft” means the aircraft to be sold and purchased pursuant to this Agreement.  For the avoidance of doubt, in the event that this Agreement covers more than one aircraft (including any aircraft the subject of an option purchase), the expression “Aircraft” shall refer to any one or more of such aircraft as the context requires;

“Aircraft Purchase Price” means, for each Aircraft, the Base Price adjusted for (a) Buyer Requested Changes (b) any Regulatory Changes in respect of which Buyer shall pay Bombardier’s reasonable charges pursuant to Article 10 and (c) the Economic Adjustment Formula;

“Base Price” means, for each Aircraft the base price of the Aircraft (excluding the Buyer Selected Optional Features) Ex Works (Incoterms 2000) Bombardier’s facilities in Downsview, Ontario;

“Bill of Sale” means a bill of sale in the form set out in Schedule II;

“Buyer Requested Changes” means changes made pursuant to Section 10.1;

“Buyer Selected Optional Features” means the items set out in Appendix IV;

“Certificate of Acceptance” means a certificate of acceptance in the form set out in Schedule I;

“Certificate of Receipt of Aircraft” means a certificate in the form set out in Schedule III;

“Change Order” means a request for a change to the Specification in the form set out in Schedule IV;

“Delivery Date” means the date on which Bombardier delivers the Bill of Sale to Buyer;

“Economic Adjustment Formula” means the economic adjustment formula attached as Appendix I to reflect economic fluctuations during the period from January 1, 2007 to the Delivery Date provided that no adjustment shall have the effect of reducing the Aircraft Purchase Price below the Base Price. [***]

        “Excusable Delay” has the meaning set out in Section 12.1;

“FAA” means the Federal Aviation Administration of the United States of America;

“Intellectual Property” means a patent, trademark, industrial design or copyright registered with a Canadian or United States office or agency having jurisdiction with respect thereto or similar office or agency of another country whose laws respect the rights of patent, trademark, industrial design and copyright owners of other countries;

“Non-Excusable Delay” has the meaning set out in Section 13.1;

“Notice” means any notice, request, approval, permission, consent or other communication to be given or required under this Agreement;

“Permitted Change” has the meaning set out in Section 10.2;

“Readiness Date” means the date on which the Aircraft will be ready for Buyer’s inspection, acceptance flight and acceptance (as notified by Bombardier to Buyer);

“Regulatory Change” has the meaning set out in Section 10.3;

“Scheduled Delivery Month” means for each Aircraft the month specified in Appendix II for the delivery of each of the Aircraft, as modified from time to time pursuant to this Agreement;

“Specification” means type specification no. DS8-400 Revision 2 Amendment 1 dated October 30, 2006, a copy of which Buyer acknowledges having received, as that specification may be modified from time to time in accordance with this Agreement;

“Subsidiary” of a corporation means a corporation or other entity more than 50% of whose stock or other equity interest of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors (or equivalent officials) is at the time owned directly or indirectly by such first mentioned corporation;

“Taxes” has the meaning set out in Section 4.3; and

“TC” means Transport Canada.

All dollar amounts in this Agreement are in United States Dollars and all references to $ and USD have a corresponding meaning.

1.5	In this Agreement, reference to an Article, Section, Schedule, Annex or Appendix shall be construed as a reference to an article, section, schedule, annex or appendix of and to this Agreement.

1.6	In this Agreement, reference to “include” or “including” shall not mean including without limitation.

1.7
For the purposes of this Agreement, a corporation is an affiliate of another corporation if, but only if, one corporation is a Subsidiary of the other corporation or both corporations are Subsidiaries of the same corporation.

ARTICLE 2 - SUBJECT MATTER OF SALE

2.1
Subject to the terms and conditions of this Agreement, Bombardier will sell and Buyer will purchase Twenty-Five (25) Bombardier Q 400 Series aircraft model 402 aircraft manufactured pursuant to the Specification as supplemented to include the Buyer Selected Optional Features.

ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1	Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A.

3.2	Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B, which shall be the exclusive warranty applicable to the Aircraft.

Unless expressly stated otherwise, the services referred to in Sections 3.1 and 3.2 above are included in the Aircraft Purchase Price.

ARTICLE 4 - PRICE/TAXES

4.1	The price of the aircraft shall be the relevant Aircraft Purchase Price.

4.2
(a)	The Base Price for the Aircraft is [***] expressed in January 1, 2007 United States Dollars.

(b)	The price for the Buyer Selected Optional Features is [***] expressed in January 1, 2007 United States Dollars.

(c)	The Aircraft Base Price is [***] which is the sum of the Basic Aircraft Price and the Buyer Selected Optional Features, expressed in January 1, 2007 United States Dollars.

4.3
The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties (“Taxes”) (other than Canadian income taxes charged on the income of Bombardier and its affiliates) which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, Buyer or the Aircraft whether or not there is an obligation for Bombardier to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft or any other matter, good or service provided under or in connection with this Agreement.  [***]

4.4
If any Taxes (other than Canadian income taxes charged on the income of Bombardier) are imposed upon Bombardier or Buyer and become due or are to be collected from Bombardier by any taxing authority, Bombardier shall notify Buyer.  If the Buyer has not paid for the Aircraft in full, such Taxes shall be added to the Aircraft Purchase Price.  If Buyer has paid for the Aircraft, Buyer shall promptly, but no later than ten (10) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse Bombardier for such Taxes, as the case may be, including interest and penalties. [***]4.5Upon Bombardier’s request, Buyer shall execute and deliver to Bombardier any documents that Bombardier deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

ARTICLE 5 - PAYMENT

5.1	Buyer shall make payment or cause payment to be made for each Aircraft calculated [***] as follows:

(a)	[***]	of the [***] Aircraft Purchase Price [***] of the Agreement, less the deposit for such Aircraft received by Bombardier from the executed proposal No. 1409R2 dated February 1, 2007;

(b)	[***]	of the [***] Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month;

(c)	[***]	of the [***] Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month; and

(d)	the balance of the net Aircraft Purchase Price on or before the Delivery Date of the relevant Aircraft, less the deposit for such Aircraft received by Bombardier.

All payments referred to in paragraphs (b) and (c) above are to be made on the first business day of the applicable month.

5.2
If Buyer fails to pay any amount payable by it under this Agreement when due, Buyer shall pay Bombardier daily interest on late payments, from the date that any payment becomes due up to and including the day of payment, at a rate of [***] per annum over the prime rate announced by the Chase Manhattan Bank, N.A., or its successor, from time to time, calculated and compounded monthly. Bombardier’s right to receive such interest is in addition to any other right or remedy Bombardier has at law as a result of Buyer’s failure to make payments when due including the right to terminate this Agreement in accordance with Section 14.2.

5.3
Buyer shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier’s account in the following manner or such other bank account as Bombardier may notify to Buyer from time to time:

Transfer to:	Bank of America
1401, Elm Street
Dallas, Texas, U.S.A.
75202

Account Name:	[***]
[***]
Account #:	[***]
Bank Name:	[***]
ABA#:	[***]
SWIFT number:	[***]
PLEASE REFERENCE: INVOICE # AND/OR AIRCRAFT SERIAL #

5.4	All other amounts due, including any taxes, with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.5
Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges, encumbrances or special property interests of or created by or through Buyer, until such time as all payments referred to in this Article 5 have been made.

5.6	Buyer shall make all payments hereunder without set-off, deduction or counter claim of any kind.

ARTICLE 6 - BUYER INFORMATION

6.1
During the manufacture of the Aircraft, Buyer shall provide to Bombardier all information as Bombardier may reasonably request to manufacture the Aircraft. Bombardier shall advise Buyer of the specific information required and the latest date by which such information is required, and Buyer shall provide such information by the date(s) so advised. The requested information and its applicable due date(s) shall be substantially in the form of Appendix V.

Failure, refusal or delay of Buyer to comply with the requirements of this Article may result in an increase in the Aircraft Purchase Price, a delay in the delivery of the Aircraft, or both. Further, any revisions to the Appendix V information that Bombardier receives after the respective due date may result in an increase in the Aircraft Purchase Price, a delay in delivery of the Aircraft, or both.

6.2	Buyer acknowledges that there will be no Buyer furnished equipment installed or incorporated on the Aircraft.

ARTICLE 7 - CERTIFICATION

7.1	Bombardier has obtained or will obtain (a) TC, a TC Type Certificate (Transport Category), and (b) from the FAA an FAA Type Certificate for the type of aircraft purchased under this Agreement.

7.2
Bombardier shall provide to Buyer a TC Certificate of Airworthiness (Transport Category) for export to the United States for each Aircraft on or before the relevant Delivery Date. The Aircraft shall be in a condition enabling Buyer (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 25 of the U.S. Federal Aviation Regulations.

7.3	Bombardier shall not be obligated to obtain and/or provide any other certificates (or similar documents) or approvals as part of this Agreement.

7.4	Buyer is responsible for obtaining all import licenses and/or authorizations required to import or operate the Aircraft into any country outside of Canada.

7.5
Bombardier shall, to the extent permitted by law and at Buyer’s expense, provide Buyer with such assistance as it may reasonably request to obtain a Canadian export license to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations (including those of the United States) in effect on the Delivery Date.

7.6
If the use of any of the certificates identified in this Article 7 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies substantially with the Specification as supplemented to include the Buyer Selected Optional Features. References to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

ARTICLE 8 - DELIVERY AND ACCEPTANCE PROCEDURE

8.1	The Aircraft shall be offered to Buyer for inspection and acceptance at Bombardier’s facility in Downsview, Ontario during the Scheduled Delivery Month.

8.2
Bombardier shall give Buyer at least [***] days advance Notice, of the projected Readiness Date of each Aircraft for inspection and delivery.  In addition, Bombardier shall give Buyer at least ten (10) working days advance Notice of the Readiness Date.

8.3	Within two (2) business days following receipt by Buyer of the notice of the Readiness Date, Buyer shall:

(a)	provide Notice to Bombardier as to the source and method of payment of the balance of the Aircraft Purchase Price;

(b)	identify to Bombardier the names of Buyer’s representatives who will participate in the inspection, acceptance flight and acceptance; and

(c)	provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

8.4	Buyer shall complete the inspection and flight test of the Aircraft during the Acceptance Period.

8.5
Up to four (4) representatives of Buyer may participate in Buyer’s ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the acceptance flight.  Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than [***] hours duration [***].  Ground inspection and any acceptance flights shall be conducted in accordance with Bombardier’s acceptance procedures (a copy of which shall be provided to Buyer at least thirty (30) days prior to the Scheduled Delivery Month of the first Aircraft).  At all times during ground inspection and acceptance flights, Bombardier shall retain control over the Aircraft.

8.6
Unless a material discrepancy from the Specification (as supplemented to include the Buyer Selected Optional Features) is revealed during the ground inspection or acceptance flight, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Section 8.8.

8.7
If any material discrepancy from the Specification is revealed during the ground inspection or acceptance flight, the discrepancy will promptly be corrected by Bombardier, at no cost to Buyer as soon as reasonably possible, depending on the nature of the discrepancy and of the time required for correction, and the Acceptance Period shall be extended as necessary. To the extent necessary to verify such correction, Bombardier shall perform a further acceptance flight.

8.8
Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any material discrepancy from the Specification (as supplemented to include the Buyer Selected Optional Features), if any, the following shall be promptly accomplished sequentially on the same day :

(a)
Buyer will sign and deliver to Bombardier a Certificate of Acceptance for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be conclusive evidence of Buyer having examined the Aircraft and found it in accordance with the Specification as supplemented to include the Buyer Selected Optional Features as of the Delivery Date;

(b)	Bombardier will deliver to Buyer a TC Certificate of Airworthiness for Export to the United States;

(c)	Buyer shall pay Bombardier the balance of the Aircraft Purchase Price and any other amounts due;

(d)	Upon receipt by Bombardier of the balance of the Aircraft Purchase Price, Bombardier shall deliver to Buyer a Bill of Sale and shall relinquish control of the Aircraft to Buyer;

(e)	Buyer shall execute and deliver to Bombardier a Certificate of Receipt of Aircraft.

Each of Buyer and Bombardier agree that the Notice of Readiness Date shall be equivalent to an offer to tender to Buyer of the Aircraft for delivery, and failure, refusal or delay by Buyer to act on such Notice in accordance with this Agreement shall constitute a default under this Agreement entitling Bombardier to pursue its remedies hereunder.

In addition to any other rights available to Bombardier Buyer shall promptly, upon demand, reimburse Bombardier for all costs and expenses incurred by Bombardier as a result of a failure, refusal or delay by Buyer to accept, take delivery of and/or remove the Aircraft from Bombardier’s premises, including but not limited to amounts for storage, insurance, Taxes and the preservation and protection of the Aircraft.  In addition, Bombardier may in its reasonable discretion, without releasing Buyer from any of its liabilities to Bombardier and without any liability whatsoever of Bombardier to Buyer, deliver the Aircraft affected by such failure, refusal or delay to another customer to minimize the impact upon Bombardier of such failure, refusal or delay by Buyer hereunder, whether or not Bombardier elects to terminate this Agreement with respect to that Aircraft pursuant to Section 14.2 hereunder.

ARTICLE 9 - TITLE AND RISK

9.1	Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier delivers the Bill of Sale to Buyer on the Delivery Date.

9.2
If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives, renounces and releases Bombardier and any of Bombardier’s affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control, [***].

ARTICLE 10 - CHANGES

10.1	Buyer Requested Changes

Buyer shall request changes to the Specification or any Buyer Selected Optional Features by way of a Change Order. Should Buyer request a change, Bombardier shall advise Buyer whether Bombardier is prepared to agree to make such change and, if so, of the price and availability of the change and, to the extent reasonably practical, of the expected effect, if any, of such change request on:

(a)	the Scheduled Delivery Month;

(b)	the price and payment terms applicable to the Change Order; and

(c)	the performance characteristics of the Aircraft.

Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party. Any changes made in accordance with the provisions of this Section 10.1 shall be a “Buyer Requested Change” and the cost thereof shall be borne by Buyer. If delivery of the Aircraft is delayed due to a Buyer Requested Change, such delay shall be an Excusable Delay within the meaning of Article 12.

10.2	Permitted Changes

Bombardier may, prior to the Delivery Date and without a Change Order or Buyer’s consent:

(a)	substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

b)	make such change or modification to the Specification as it deems appropriate to:

(1)	improve the Aircraft, its performance, maintainability or appearance, or
(2)	prevent delays in manufacture or delivery,

provided that such substitution, change or modification shall not (i) increase the Aircraft Purchase Price or (ii) materially and adversely affect (a) the Scheduled Delivery Month, (b) interchangeability or replaceability of spare parts or (c) the performance characteristics of the Aircraft. If a substitution, change or modification affects the Aircraft Purchase Price or materially affects the Scheduled Delivery Month, interchangeability or replaceability of spare parts or the performance characteristics or maintainability or appearance of the Aircraft, Buyer’s consent shall be requested, such consent not to be unreasonably withheld.  Any change made in accordance with the provisions of this Section 10.2 shall be deemed to be a “Permitted Change” and the cost thereof shall be borne by Bombardier, incuding the inclusion of any changes to the Technical Data at delivery.

10.3	Regulatory Changes

If any change to, or modification or testing of, the Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Section 7.2 (a “Regulatory Change”), such Regulatory Change shall be made to the Aircraft prior to the Delivery Date to the extent practicable, or at such other time after the Delivery Date as the parties may agree upon.

The Regulatory Change shall be made without additional charge to Buyer unless such Regulatory Change is:

(a)
necessary to comply with any requirement of the United States, the country of import, which varies from or is in addition to its regulation, requirement or interpretation in effect on the date hereof for the issuance of a Certificate of Airworthiness in said country of import, in which case Buyer shall pay Bombardier’s reasonable charges for such Regulatory Change, or

(b)
required by any governmental law or regulations or interpretation thereof promulgated by TC or the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Buyer shall pay Bombardier’s reasonable charges for such Regulatory Change incorporated in any such Aircraft.

If delivery of the Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 12.

Bombardier shall promptly notify Buyer of any necessity to issue a Change Order reflecting any Regulatory Change, and shall prepare and issue such change order which shall set forth in detail the particular changes to be made and the anticipated effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Month, Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier’s transmittal of such Change Order.

10.4	For the avoidance of doubt, Bombardier and Buyer acknowledge that Buyer Requested Changes, Permitted Changes and Regulatory Changes are intended to be mutually exclusive categories.

ARTICLE 11 - BUYER’S REPRESENTATIVES AT BOMBARDIER SITE

11.1
From time to time, commencing [***] months prior to the Scheduled Delivery Month of the first Aircraft to be delivered and ending with the Delivery Date of the last Aircraft purchased hereunder, subject to Section 11.3 Bombardier shall furnish, without charge, office space at Bombardier’s facility relating to the manufacture of the aircraft for one (1) representative of Buyer.  Buyer shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

11.2
Bombardier’s and Bombardier’s affiliates’, facilities relating to the manufacture of the aircraft shall be accessible to Buyer’s representative during normal working hours.  Buyer’s representative shall have the right, upon reasonable notice to Bombardier, to periodically observe the work at Bombardier’s or Bombardier’s affiliates’ facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

11.3
Buyer’s representative shall conform to Bombardier’s rules and regulations and any other rules and regulations applicable at the facilities being visited and on or before arrival at said facilities shall enter into a “Limited Access and Non-disclosure Agreement” with Bombardier.

At any time prior to delivery of the Aircraft, Buyer’s representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification.  Bombardier shall provide a written response to any such request. Communication between Buyer’s representative and Bombardier shall be solely through Bombardier’s Contract Department.

Buyer hereby releases and agrees to defend, indemnify and hold harmless Bombardier, its affiliates and their respective officers, directors, agents, employees and contractors from and against all liabilities, damages, losses, costs and expenses resulting from any acts by Buyer’s representatives or resulting from injuries to or death of, Buyer’s representatives while at the facilities of Bombardier or Bombardier’s affiliates or their respective subcontractors or during inspection, acceptance flight or acceptance of the Aircraft, regardless of cause or fault, [***]

ARTICLE 12 - EXCUSABLE DELAY

12.1
If Bombardier is prevented or delayed, directly or indirectly, from performing any of its obligations under this Agreement by an Excusable Delay, Bombardier shall not be liable for, and shall not be in default under this Agreement on account of, such delay or non-performance and the time fixed or required for the performance of any obligation in this Agreement shall be extended for a period equal to the period during which any such event or the effects thereof shall persist. Excusable Delay means an event which is beyond the reasonable control of Bombardier and includes, without limitation, the following:

(a)	force majeure or acts of God;
(b)	war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, terrorism, riot or embargo;
(c)	fire, explosion, earthquake, lightning, flood, drought, windstorm or other action of the elements or other catastrophic or serious accidents;
(d)	epidemic or quarantine restrictions;
(e)	any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;
(f)	strikes, lock-out, walk-out, and/or other labour troubles causing cessation, slow-down or interruption of work;
(g)	lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts, despite [***]
(h)	delay or failure of carriers, subcontractors or suppliers for any reason whatsoever, despite Bombardier’s reasonable efforts to avoid or mitigate any such event; or
(i)
delay in obtaining any airworthiness or export approval or certificate, or any equivalent approval or certification, by reason of any law or governmental order, directive or regulation or any change thereto, or interpretation thereof, by a governmental agency, the effective date of which is subsequent to the date of this Agreement, or by reason of any change or addition made by Bombardier or its affiliates as a result of a request of or requirement made by a governmental agency to the compliance program of Bombardier or of its affiliate, or any part thereof, as same may have been approved by TC, or change to the interpretation thereof to obtain any such airworthiness approval or certificate or such equivalent.

12.2	(a)
If Bombardier concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery of the Aircraft will be delayed for more than nine (9) months after the original Scheduled Delivery Month or any revised date agreed to in writing by the parties, Bombardier shall promptly notify Buyer in writing and either party may within seven (7) days terminate this Agreement with respect to the Aircraft by giving Notice to the other party.

(b)
If, due to Excusable Delay, delivery of any Aircraft is delayed for more than nine (9) months after the last day of the original Scheduled Delivery Month or any revised date agreed to by the parties, either party may within seven (7) days terminate this Agreement with respect to such Aircraft by giving Notice to the other party.

12.3
If prior to the Delivery Date of an Aircraft, that Aircraft is lost, destroyed or damaged beyond repair as a result of an Excusable Delay, Bombardier shall promptly notify Buyer in writing. Such Notice shall specify the earliest date reasonably possible, consistent with Bombardier’s other contractual commitments and production schedule, by which Bombardier estimates it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft.  If the Notice specifies a date more than [***] months after the original Scheduled Delivery Month or any revised date agreed to in writing by the parties, either party may within [***] days terminate this Agreement with respect to that Aircraft by giving written notice to the other party.  Unless Buyer exercises any right it may have to terminate this Agreement with respect to that Aircraft, the parties shall execute an amendment to this Agreement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement Aircraft Purchase Price; provided, however, that nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder.  The terms and conditions of this Agreement otherwise applicable to the replaced Aircraft shall apply to the replacement aircraft.

12.4
Termination under Sections 12.2 or 12.3 shall discharge all obligations and liabilities of Buyer and Bombardier hereunder with respect to such delayed Aircraft (and all related undelivered items and services), Bombardier shall promptly repay to Buyer, and Bombardier’s sole liability and responsibility shall be limited to the repayment to Buyer, of all advance payments for such Aircraft received by Bombardier less any amount due by Buyer to Bombardier other than with respect to such delayed Aircraft.

12.5	The termination rights set forth in Sections 12.2 and 12.3 are exclusive of and in substitution for any and all other rights and remedies provided by law, contract or otherwise.

12.6	[***]

ARTICLE 13 - NON-EXCUSABLE DELAY/FAILURE TO TAKE DELIVERY

13.1
If delivery of the Aircraft is delayed by causes not addressed under Article 12 (a “Non-Excusable Delay”) or Bombardier otherwise fails to deliver an Aircraft, Bombardier shall pay Buyer, as liquidated damages and not as a penalty damages in accordance with this Article 13.  The amount of liquidated damages shall be [***] for each day of Non-Excusable Delay in excess of a grace period of [***], subject to a maximum of [***] for any such delayed Aircraft.  The Buyer acknowledges that the foregoing amounts of liquidated damages are reasonable in light of the circumstances of this Agreement.

13.2
Buyer will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds [***].  If Bombardier has not offered an Aircraft for inspection and acceptance before the end of that [***] period, Buyer may terminate the Agreement only as to such Aircraft by giving Notice to Bombardier.  If, no such Notice has been given and Bombardier offers such Aircraft for inspection and acceptance and Buyer refuses to take delivery of such Aircraft because of Non-Excusable Delay, Buyer will be deemed to have terminated the Agreement as to such Aircraft and Buyer shall be entitled to recover from Bombardier, as liquidated damages and not as a penalty, the amount of liquidated damages calculated under Section 13.1 to the date of termination.  In addition, Bombardier shall promptly repay to Buyer all advance payments for such Aircraft plus daily simple interest thereon from the date of receipt to the date of repayment at the prime rate charged by Chase Manhattan Bank, N.A., or its successor, from time to time, calculated and compounded monthly.

13.3
The liquidated damages payable in accordance with Section 13.1 and Buyer’s right of termination under Section 13.2 for Non-Excusable Delays, including a complete failure to deliver, are exclusive of and in substitution for any and all other rights and remedies provided by law and Buyer disclaims, waives, releases and renounces all other remedies including remedies for (a) any costs incurred by Buyer in securing temporary or permanent replacement aircraft, (b) any financing, tax, personnel, facility or other costs or damages incurred by Buyer relating to delivery or non-delivery of the Aircraft, including but not limited to expenses for pilot and ground crew training, maintenance facilities, scheduling and pilot time, or (c) any indirect, incidental or consequential damages, including without limitation loss of use, loss of revenue or loss of profit.

13.4	[***]

ARTICLE 14  -  TERMINATION

14.1
This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the applicable Delivery Date by either party (the “terminating party”) by Notice to the other party (the “other party”) if:

(a)	the other party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

(b)
a receiver or trustee is appointed for the other party or for substantially all of the other party’s assets and, if appointed without the other party’s consent, such appointment is not discharged or stayed within [***] calendar days thereafter; or

(c)
proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the other party, and, if contested by the other party, are not dismissed or stayed within [***] calendar days thereafter; or

any writ of attachment or execution or any similar process is issued or levied against the other party or any significant part of its property and is not released, stayed, bonded or vacated within [***] calendar days after its issue or levy.

14.2	This Agreement may be terminated by Bombardier in whole or in part, before the Delivery Date with respect to any or all undelivered Aircraft

(a)	if Buyer is in breach of any payment obligation which continues for ten days beyond the due date of such payment obligation; or

(b)
if Buyer is in default or breach of any other material term (including Article 8) or condition of this Agreement and Buyer does not cure such default or breach within [***] calendar days after receipt of notice from Bombardier specifying such default or breach.

14.3
This Agreement may be terminated by Buyer in whole or in part with respect to all or any of the Aircraft, as applicable, only pursuant to Articles 12 and 13 and Section 14.1. Buyer’s exclusive rights, remedies and recourse against Bombardier upon termination under Article 12 or Article 13 are as set forth in Article 12 or Article 13 respectively.

14.4	In case of termination of this Agreement by Bombardier in whole or in part pursuant to this Article 14:

(a)
all rights which Buyer has under this Agreement or any interest or claim Buyer may have in or to any terminated Aircraft shall be null and void with immediate effect except as to any Aircraft not the subject of such termination; and

(b)	Bombardier may sell, lease or otherwise dispose of the terminated Aircraft to another party free of any claim by Buyer; and

(c)
Bombardier shall be entitled to recover from Buyer all costs, expenses, losses and damages incurred by Bombardier as a result of Buyer’s default including loss of profit, all costs incurred as a result of disruption in production, training expenses and selling expenses to re-sell the terminated Aircraft, the cost of all vendor goods purchased in order to configure the terminated Aircraft to Buyer’s specification and costs associated with reconfiguring the terminated Aircraft in order to re-sell the Aircraft and any payments received by Bombardier with respect to all undelivered terminated Aircraft shall be retained by Bombardier and applied against such costs, expenses, losses and damages.

(d)	Buyer’s obligations under Articles 4, 17 and 21 and Section 11.3, and Bombardier’s obligations under Articles 12, 13, 16 and 21 shall survive any termination.

ARTICLE 15 - NOTICES

15.1
Any Notice given under this Agreement shall be in writing and may be delivered by hand against written receipt, registered mail, facsimile providing reasonable proof of transmission or recognized international courier by the party giving the Notice and shall be addressed as follows:

(a)	to Bombardier:

Bombardier Inc.
Bombardier Aerospace Regional Aircraft
123 Garratt Boulevard
Downsview, Ontario
Canada
M3K 1Y5
Attention: Director of Contracts
Facsimile:	[***]

(b)	to Buyer:

Pinnancle Airlines Corp.
1689 Nonconnah Boulevard, Suite 111
Memphis, Tennessee
United States 38132

Attention: Peter Hunt, Chief Financial Officer
Facsimile: [***]
E-mail: [***]

Attention: Doug Shockey, Chief Operating Officer
Facsimile: [***]
Email: [***]

15.2	Notice given in accordance with Section 15.1 shall be deemed sufficiently given to by the addressees when received:

(a)	if delivered by hand, on the day when the same shall have been so delivered; or

(b)	if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

(c)	if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form

E-mail shall be provided as courtesy but shall not constitute notice hereunder.

ARTICLE 16 - INDEMNITY AGAINST INTELLECTUAL PROPERTY INFRINGEMENT

16.1
In the case of any actual or alleged infringement of any registered Canadian or United States Intellectual Property or, subject to the conditions and exceptions set forth below, any registered Intellectual Property issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft (“Other Intellectual Property”), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any indirect, incidental, consequential, or punitive damages (which include loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

(a)	procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

(b)	replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

(c)	modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

Bombardier’s obligation hereunder shall extend to Other Intellectual Property only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

(a)
such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

(b)
such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

16.2
The foregoing indemnity does not apply to equipment provided by Buyer to Bombardier, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier’s detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier’s detailed design without Bombardier’s authorization.

16.3
Buyer’s remedy and Bombardier’s obligation and liability under this Article are conditional upon (i) Buyer giving Bombardier written notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in full cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved, and (iii) Buyer furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit.  Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action.  Whether or not Bombardier intervenes, Bombardier shall be entitled at any stage of the proceedings to assume or control the defence of any claim.  Buyer’s remedy and Bombardier’s obligation and liability are further conditional upon Bombardier’s prior approval of Buyer’s payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.

16.4
The indemnity, obligations and liabilities of Bombardier and remedies of Buyer set out in this article are exclusive and accepted by Buyer to be in lieu of and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Bombardier and of its affiliates and all other rights, remedies and claims, including claims for damages, direct, indirect, incidental, consequential, or punitive of Buyer against Bombardier and its affiliates express or implied, arising by law or otherwise, with respect to any actual or alleged Intellectual Property infringement of any kind by the aircraft or any installed system, accessory, equipment or part.

ARTICLE 17 - LIMITATION OF LIABILITY; DISCLAIMER AND RELEASE; INDEMNIFICATION

17.1
IN NO EVENT WILL BOMBARDIER OR ANY OF ITS AFFILIATES HAVE ANY OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT, WARRANTY (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), IN TORT (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY, OR OTHERWISE) FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE WHATSOEVER.

17.2
THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOMBARDIER AND THE REMEDIES OF BUYER EXPRESSLY PROVIDED IN THIS AGREEMENT, THE BILL OF SALE, ANNEX A AND ANNEX B EXCLUSIVELY SET FORTH BOMBARDIER’S OBLIGATIONS WITH RESPECT TO ANY NON-CONFORMANCE OF THE AIRCRAFT WITH THE SPECIFICATION OR ANY DEFECT IN THE AIRCRAFT, AND ARE ACCEPTED BY BUYER TO BE ITS EXCLUSIVE REMEDY AND BOMBARDIER EXPRESSLY DISCLAIMS AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, OF BOMBARDIER AND ITS AFFILIATES WITH RESPECT TO EACH AIRCRAFT OR PART THEREOF, PRODUCT, DOCUMENT OR SERVICE DELIVERED OR PROVIDED UNDER THIS AGREEMENT, ARISING IN FACT, IN LAW, IN CONTRACT, IN TORT, OR OTHERWISE, INCLUDING:

A.	ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE;

B.	ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

C.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES; AND

D.	ANY OBLIGATION, LIABILITY OR RESPONSIBILITY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT SUBJECT TO THIS AGREEMENT.

17.3
BUYER (FOR ITSELF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS) AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS, AND EACH OF THEM, FOR ALL CLAIMS FOR LOSS OF OR DAMAGE TO PROPERTY, INCLUDING THE AIRCRAFT, OR FOR INJURIES TO OR DEATH OF ANY AND ALL PERSONS RESULTING, DIRECTLY OR INDIRECTLY, FROM THE USE OR OPERATION OF THE AIRCRAFT AFTER ACCEPTANCE AND DELIVERY OF THE AIRCRAFT TO BUYER, HOWEVER ARISING (WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE) AND WHETHER OR NOT ATTRIBUTABLE TO ANY ACT OR OMISSION OF BOMBARDIER OR ITS AFFILIATES OR THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS. THE ABOVE AGREEMENT TO DEFEND INDEMNIFY AND HOLD HARMLESS DOES NOT APPLY TO LIABILITY TO THIRD PARTIES FOR DEATH OR INJURY ARISING OUT OF AN ACCIDENT TO THE EXTENT CAUSED BY (1) [***].

ARTICLE 18 - ASSIGNMENT

18.1
Except as provided in Sections 18.2 and 18.3, Buyer shall not assign, sell, transfer, charge or dispose of (in whole or in part) any of its rights or obligations hereunder without Bombardier’s prior written consent, and without such consent any purported assignment, sale, transfer, charge or disposition shall be void and of no effect.  In the event of an assignment, sale, transfer, charge or disposition with Bombardier’s consent, Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer’s obligations under this Agreement and Bombardier reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement.

18.2
Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned Subsidiary provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligations under this Agreement.

18.3
After transfer of title of the Aircraft, Buyer may assign, its rights and corresponding obligations under the Agreement to a third party purchaser of the Aircraft, provided said third party agrees in writing to be bound by all the terms and conditions of this Agreement.

18.4	Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

ARTICLE 19 - SUCCESSORS

19.1	This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assigns.

ARTICLE 20 - APPLICABLE LAWS

20.1
This Agreement shall be governed and construed in accordance with the laws of the [***] without regard to any conflicts of laws principles which might result in the application of the laws of any other jurisdictionand the parties have agreed that the application of the United Nations Convention on Contracts for the International Sale of Goods is hereby excluded.

20.2
Bombardier’s obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders regarding export controls, including those of the United States.

ARTICLE 21 - CONFIDENTIAL NATURE OF AGREEMENT

21.1
This Agreement and its terms are is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party (or its directors, officers, employees or agents) in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement or as required by applicable laws, regulations and government orders.

21.2
Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

21.3	Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

21.4	This Article 21 shall survive any termination of this Agreement.

ARTICLE 22 - AGREEMENT

22.1
This Agreement constitutes the entire Agreement between Bombardier and Buyer and supersedes and cancels all prior agreements, negotiations, drafts, representations and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement.

22.2
No agreement or understanding varying or supplementing the terms and conditions hereof shall be binding on either Bombardier or Buyer unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article.

22.3	In the event of any inconsistencies between this Agreement and any of the Schedules and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail.

22.4
If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

22.5
THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN EACH OF ARTICLES 12, 13 AND 17 AND SECTIONS 8.9, 11.3 AND 16.4, ANNEX A SECTION 2.9.4.5 AND ANNEX B SECTION 5.1 EXTENDS ALSO TO THE OTHER DIVISIONS, OTHER SUBSIDIARIES, AND OTHER AFFILIATES OF BOMBARDIER INC. (COLLECTIVELY THE “BOMBARDIER GROUP”) AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BOMBARDIER IS, FOR PURPOSES OF THIS SECTION 22.5, ACTING AS AGENT AND TRUSTEE.

22.6	Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any applicable conditions to enable each of them to enter into this Agreement.

22.7
Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained herein including in Sections 11.3, 13.2, 13.3, 14.3 and 16.4 and Article 17.

IN WITNESS WHEREOF this Agreement was signed on the date written hereof:

PINNACLE AIRLINES CORP.	BOMBARDIER INC., represented by

Bombardier Aerospace

Regional Aircraft

/s/ Philip Trenary Per: Philip Trenary Title:President & Chief Executive Officer	/s/[***] Per: [***] Title:Vice President, Contracts
/s/ [***]Per: [***] Title:Manager, Contracts

APPENDIX I

ECONOMIC ADJUSTMENT FORMULA

1.	Pursuant to the provision of Article 4 of the Agreement, economic adjustment will be calculated using the following Economic Adjustment Formula:

[***]

APPENDIX II

DELIVERY SCHEDULE

Aircraft	Scheduled Delivery Month
First Aircraft
Second Aircraft
Third Aircraft
Fourth Aircraft
Fifth Aircraft
Sixth Aircraft
Seventh Aircraft
Eighth Aircraft
Ninth Aircraft
Tenth Aircraft
Eleventh Aircraft
Twelfth Aircraft
Thirteenth Aircraft
Fourteenth Aircraft
Fifteenth Aircraft
Sixteenth Aircraft
Seventeenth Aircraft
Eighteenth Aircraft
Nineteenth Aircraft
Twentieth Aircraft
Twenty-first Aircraft
Twenty-second Aircraft
Twenty-third Aircraft
Twenty-fourth Aircraft
Twenty-fifth Aircraft
[***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

APPENDIX III

APPENDIX III TYPE SPECIFICATION

DETAIL SPECIFICATION

Number DS8-400,
Revision 2 Amendment 1,
dated October 30, 2006

APPENDIX IV

APPENDIX IV BUYER SELECTED OPTIONAL FEATURES
[***]

Q400 LOPA for Pinnacle/Continental – 74 Passengers

[***]

APPENDIX V

BUYER INFORMATION/DUE DATES

BUYER INFORMATION	DUE DATES
Customized Paint Scheme.	Within [***] days of signing this Agreement. In the case of Multiple Paint Schemes, within [***] months prior to delivery of each Aircraft.

Interior Décor – Standard Materials and Combinations.	Within thirty [***] days of signing this Agreement.
Interior Décor – Standard Materials, Custom Combinations.	[***] months prior to delivery of the frst applicable Aircraft.
Interior Décor –Custom Materials, Custom Combinations.	[***] months prior to delivery of the first applicable Aircraft.

Placards, Markings, Labels and Translations.	Within [***] days of signing this Agreement.

Emergency Equipment – Standard Selection/Locations.	Within [***] days of signing this Agreement.
Emergency Equipment –Custom Selection/Locations.	[***] months prior to delivery of the first applicable Aircraft.

Aircraft Registration Number(s).	[***] months prior to delivery of each Aircraft.

Mode S Transponder Octal Code(s), as applicable.	[***] months prior to delivery of each Aircraft.

SELCAL Code(s), as applicable.	[***] months prior to delivery of each Aircraft.

GPWS Audio Call-out (Mode 6) Codes, as applicable.	[***] months prior to delivery of each Aircraft.

FORM “A” TO APPENDIX V

FORM “A” TO APPENDIX V BUYER’S CUSTOMIZED PAINT SCHEME

                                             [Buyer’s name] hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 200X.

by: _________________________________
Name:
Title:

Copy to: Contracts

FORM “B” TO APPENDIX V

FORM “B” TO APPENDIX V BUYER’S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

                                                                  [Buyer’s name]hereby approves the attached Interior Décor as submitted by Buyer on, 200X and confirmed by Bombardier Aerospace on, 200X and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 200X

by: _________________________________
Name:
Title:

Copy to: Contracts

FORM “C” TO APPENDIX V

FORM “C” TO APPENDIX V BUYER’S PLACARDS, LABELS & MARKINGS

                                                                   [Buyer’s name]hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on, 200X and confirmed by Bombardier Aerospace on, 200X.

Dated this ___ day of ______________ 200X.

by: _________________________________
Name:
Title:

Copy to: Contracts

SCHEDULE I

SCHEDULE I - CERTIFICATE OF ACCEPTANCE

The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number __________ fitted with two engines MODEL________ bearing serial numbers ____________ and _______________ as being in accordance with the terms and conditions of this Agreement signed on the _______day of _________ between Bombardier Inc. and Buyer.

Place:                                                            Date:

Signed for and on behalf of Buyer name

By:
Title: Attorney in Fact

SCHEDULE II

SCHEDULE II - BILL OF SALE

FOR VALUABLE CONSIDERATION, BOMBARDIER INC. AS REPRESENTED BY BOMBARDIER AEROSPACE REGIONAL AIRCRAFT (“BOMBARDIER”), OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

ONE  BOMBARDIER Q400 SERIES AIRCRAFT MODEL  AIRCRAFT BEARING:

MANUFACTURER’S SERIAL NO.:                                                                                                                                 _________________________, WITH:

PWC-123 ENGINES SERIAL NOS.:                                                                                                                                 AND

DOES THIS           DAY OF               200X      HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHT, TITLE AND INTEREST IN AND TO SUCH AIRCRAFT UNTO:  PINNACLE AIRLINES CORP. (“BUYER”).

BOMBARDIER HEREBY REPRESENTS AND WARRANTS TO BUYER THAT:

(I)                                  BOMBARDIER HAS GOOD AND MARKETABLE TITLE TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO SELL THE SAME TO BUYER; AND

(II)                                  GOOD AND MARKETABLE TITLE TO THE AIRCRAFT IS HEREBY DULY VESTED IN PINNACLE AIRLINES CORP. FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE. BOMBARDIER HEREBY COVENANTS AND AGREES TO DEFEND SUCH TITLE FOREVER AGAINST ALL CLAIMS AND DEMANDS WHATSOEVER.

BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF BUYER.

BUYER:

PLACE:                                            TIME:

For and on behalf of

BOMBARDIER INC.
Bombardier Aerospace
Regional Aircraft

Per:

Title:

SCHEDULE III

SCHEDULE III - CERTIFICATE OF RECEIPT OF AIRCRAFT

The undersigned hereby acknoledges to have received from Bombardier Inc., in ___"city"____, _____"Province"____,  _______"Country" ________, on the __________ day of ________, at the hour of _____________ o'clock, one (1) Bombardier Q400 aircraft model  _________, bearing manufacturer's serial number, _______, including with the aircraft the two engines model ___________ bearing manufacturer's serial numbers __________ & ___________.

Place: ____________________      Date: ______________

Signed for and on behalf of Buyer name

By:______________________________

Title: Attorney in Fact

SCHEDULE IV

SCHEDULE IV - CHANGE ORDER
(PRO FORMA)

CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:	AIRCRAFT TYPE:

C.C.O. NO.:	DATED:

PAGE __ of __

REASON FOR CHANGE:

____________________________________________________________________

DESCRIPTION OF CHANGE:

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

For administrative purposes only, a consolidation of the amendments contained in this CCO is attached.  In the event of inconsistencies between the consolidation and this CCO, this CCO shall prevail.
____________________________________________________________________

FOR AND ON BEHALF OF:	FOR AND ON BEHALF OF:

Bombardier Aerospace Regional Aircraft _______________________________

Signed:_______________________	Signed:__________________________

Date:_________________________	Date:____________________________

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 01 – Credit Memo

Letter Agreement No. 01 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0	In consideration of Buyer having entered into the Agreement, Bombardier shall issue to Buyer, at the time of delivery of each Aircraft, a credit memorandum in the amount of amount of [***]

2.0	[***]
3.0	[***]
4.0	Buyer may use the credit memorandum provided hereunder to pay the balance of the payment due for the Aircraft at the time of delivery or such credit memorandum may be used to purchase goods and services directly from Bombardier such as spare parts; flight crew training (including pilot, flight attendant, flight dispatcher); maintenance and ground personnel training; onsite technical assistance (including field service, technicians, instructor pilots) and technical manuals.

5.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

6.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

7.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

8.0	In the event of termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

[Remainder of page intentionally left blank]

Yours very truly,
Bombardier Inc.

        Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                                 /s/ Philip H. Trenary
Name: [***]                                                                                                     Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, TN
38132

Gentlemen:

Subject:  Letter Agreement No. 02 – Option Aircraft

Letter Agreement No. 02 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

In consideration of Buyer having entered into the Agreement, Bombardier agrees to reserve an additional five (5) Q400 Series aircraft (the "Option Aircraft") for the benefit of Buyer under the following general conditions:

1.0            The Option Aircraft will be as described in Article 2 of the Agreement.

2.0
The basic price for each of the Option Aircraft shall be the Base Price set forth in Article 4.2 of the Agreement, [***] to reflect product improvements in the Bombardier Q400 Series aircraft, as applicable. The Option Aircraft will be offered for acceptance to Buyer Ex Works Bombardier's offices or premises in Downsview, Ontario.

3.0	[***]

4.0
Buyer shall exercise its right to purchase the Option Aircraft by providing to Bombardier irrevocable written notice of its intention to do so no later than the first day of the fifteenth month prior to the Scheduled Delivery Month of the applicable Option Aircraft.

5.0	Bombardier acknowledges that Buyer has made a deposit of [***] per Option Aircraft (the "Option Deposit"). [***]

6.0	Buyer shall make payment or cause payment to be made for each Option Aircraft [***] as follows:

(a)
[***] of the Option Aircraft Purchase Price [***] of the Option Aircraft (less the deposit for such Option Aircraft received by Bombardier from the executed proposal No. 1409R2 dated February 1, 2007);

(b)	[***] of the Option Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month of each Option Aircraft;

(c)	[***] of the Option Aircraft Purchase Price [***] months prior to its Scheduled Delivery Month of each Option Aircraft; and

(d)	the balance of the net Option Aircraft Purchase Price, less the Option Deposit, on or before the date of delivery of such Option Aircraft.

7.0	Scheduled Delivery Months of the Option Aircraft are as follows:

Scheduled Delivery Month

First Option Aircraft	[***]
Second Option Aircraft	[***]
Third Option Aircraft	[***]
Fourth Option Aircraft	[***]
Fifth Option Aircraft	[***]

From the date of execution of the Agreement until the first day of the fifteenth month prior to the Scheduled Delivery Month of each Option Aircraft, [***]

8.0	Buyer's failure to exercise its rights with respect to any Option Aircraft shall result in the cancellation of Buyer’s right to such Option Aircraft.

9.0
Upon exercise of Buyer's right to purchase the Option Aircraft by execution of this Letter Agreement, the parties shall consider all definitions, terms and conditions of the Agreement as applicable, unless expressly noted otherwise.

10.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

11.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

12.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

13.0	In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                             /s/ Philip Trenary
Name: [***]                                                                                                  Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name: [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, TN
38132

Gentlemen:

Subject:  Letter Agreement No. 03 – [***]

Letter Agreement No. 03 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

[***]
1.0            [***]

2.0	[***]
3.0	[***]
4.0	[***]
5.0	[***]

6.0	[***]
(c)	[***];

(d)	[***];

(e)	[***]

(f)	[***].

7.0	[***]
[***]
8.0	[***]

9.0	[***]

10.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

11.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

12.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

13.0	In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

[Remainder of page intentionally left blank]

Yours very truly,
BOMBARDIER AEROSPACE

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                /s/ Philip Trenary
Name: [***]                                                                               Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 04 – [***]Deposits [***]
Letter Agreement No. 04 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

1.0	Deposits

1.1	Notwithstanding Article 5.0 of the Agreement with respect to the Deposits for the Sixteenth through to the Twenty-Fifth Aircraft, Buyer shall pay:

(a)	[***] of the Aircraft Purchase Price [***] of the Agreement (less the deposit for such Aircraft received by Bombardier from the executed proposal No. 1409R2 dated February 1, 2007);

(b)	[***] of the Aircraft Purchase Price [***] months prior to the Scheduled Delivery Month of the applicable Aircraft;

(c)	[***] of the Aircraft Purchase Price [***] months prior to the Scheduled Delivery Month of the applicable Aircraft; and

(d)	[***]of the Aircraft Purchase Price [***] months prior to the Scheduled Delivery Month of the applicable Aircraft.

2.0	[***]

3.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

5.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

6.0	In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                /s/ Philip Trenary
Name: [***]                                                                                     Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 05 – [***]

Letter Agreement No. 05 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

1.0	[***]
2.0            [***]
3.0            [***]
4.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

5.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

6.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

7.0	In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                 /s/ Philip Trenary
Name: [***]                                                                 Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 06 – Spectrum Seats

Letter Agreement No. 06 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

1.0	The Aircraft is currently configured with BE Aerospace Model 925 seats. Buyer has indicated that it desires BE Spectrum Seats on the Aircraft.

2.0
Upon completion of the certification of the BE Spectrum Seats on the Aircraft, Bombardier will confirm availability and pricing of the BE Spectrum Seats and issue a contract change order to effect the following changes to the Agreement:

Remove:
825SO90149                                            Passenger Seats - Recline Feature                                                                                      [***]

Additions:
825SO90500-74                                            Passenger Seats – Economy Class “BE Spectrum, incl. IAT & Recline as applicable*”= [***] Jan 07 US
*Includes Front Row IAT.

3.0	[***] .

4.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

5.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

6.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

7.0	In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                             /s/ Philip Trenary
Name: [***]                                                                                                  Per: Philip Trenary
Title: Vice President, Contracts                                                                                         Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 07 – [***]

Letter Agreement No. 07 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement when accepted and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

1.0	[***]
2.0	[***]

3.0	[***]

4.0	[***]

5.0	[***]

6.0	[***]

7.0	[***]

8.0	[***]

9.0	Duplicate Remedies

It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

10.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

11.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

12.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

13.0
In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.  The terms and conditions of this Letter Agreement will continue to apply (albeit with [***] to reflect a reduced number of Aircraft or changed circumstances, as applicable) to the Aircraft delivered prior to the date of termination.

[Remainder of page intentionally left blank]

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                             /s/ Philip H. Trenary
Name: [***]                                                                                                      Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:Manager, Contracts

APPENDIX A TO LETTER AGREEMENT NO. 07

[***]

APPENDIX A TO LETTER AGREEMENT NO. 07

[***]

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 08 – [***]
Letter Agreement No. 08 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0	[***]
2.0	[***]
3.0            [***]
4.0            [***]
5.0            [***]
6.0	[***]
7.0	[***]
8.0            [***]
9.0	[***]
10.0	[***]
11.0            [***]

12.0	Duplicate Remedies

It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

13.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

14.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

15.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

16.0
In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.  The terms and conditions of this Letter Agreement will continue to apply (albeit with [***] to reflect a reduced number of Aircraft or changed circumstances, as applicable) to the Aircraft delivered prior to the date of termination.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                             /s/ Philip Trenary
Name: [***]                                                                                                  Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 09 – [***]
Letter Agreement No. 09 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0
This Letter Agreement constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below.  All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0            [***]
3.0            [***]
4.0	[***]
5.0	[***]
6.0            [***]
7.0	[***]
8.0	[***]
9.0	[***]
10.0	[***]
11.0	[***]
12.0	[***]

13.0	Duplicate Remedies

It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

14.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

15.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

16.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

17.0
In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.  The terms and conditions of this Letter Agreement will continue to apply (albeit with [***] to reflect a reduced number of Aircraft or changed circumstances, as applicable) to the Aircraft delivered prior to the date of termination.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                             /s/ Philip Trenary
Name: [***]                                                                                                  Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 11 – [***]

Letter Agreement No. 11 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0	[***]

2.0	[***]

3.0	[***]

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

5.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Inc.

        Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                      /s/ Philip Trenary
Name: [***]                                                                                     Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 12 – [***]

Letter Agreement No. 12 (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0	[***]

2.0	[***].

3.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

4.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

5.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

6.0	In the event of termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

[Remainder of page intentionally left blank]

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

/s/ [***]                                                                                      /s/ Philip Trenary
Name: [***]                                                                                     Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

/s/ [***]
Name:  [***]
Title:   Manager, Contracts

APPENDIX I

[***]

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 10A – [***]

Letter Agreement No. 10A (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0            [***]
2.0	[***]
2.1
3.0            [***]

4.0	[***]
5.0	[***]
6.0            [***]
7.0            [***]
8.0            [***]
9.0            General Terms
9.1
It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

9.2
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

9.3	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

9.4	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

9.5	In the event of termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

Yours very truly,
Bombardier Inc.

        Acknowledged and Accepted

BOMBARDIER INC.                                                                                           For and on behalf of
Bombardier Aerospace                                                                                          Pinnacle Airlines Corp.
Regional Aircraft

Name: [***]                                                                                                     Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

Name:  [***]
Title:   Manager, Contracts

February 17, 2007

Mr. Philip Trenary
President & Chief Executive Officer
Pinnacle Airlines Corp.
1689 Nonconnah Blvd., Suite 111
Memphis, Tennessee
38132

Gentlemen:

Subject:  Letter Agreement No. 10B – [***]

Letter Agreement No. 10B (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Regional Aircraft (“Bombardier”) and Pinnacle Airlines Corp. (“Buyer”) relating to the purchase of twenty-five (25) Bombardier Q400 Series Aircraft.

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0            [***]
2.0            [***]
3.0            [***]
4.0            [***]
5.0	[***]
6.0            [***]
7.0            [***]
8.0            [***]

9.0            General Terms

9.1
It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy under this Letter of Agreement which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

9.2
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

9.3	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

9.4	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

9.5	In the event of termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to all undelivered Aircraft.

Yours very truly,
Bombardier Inc.

Acknowledged and Accepted

BOMBARDIER INC.                                                                                      For and on behalf of
Bombardier Aerospace                                                                                      Pinnacle Airlines Corp.
Regional Aircraft

Name: [***]                                                                                                      Per: Philip Trenary
Title: Vice President, Contracts                                                                                                 Title: President & Chief Executive Officer

Name: [***]
Title:   Manager, Contracts

CUSTOMER SUPPORT SERVICES

ANNEX A

TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA

The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1  -  TECHNICAL SUPPORT

1.1	Factory Service

Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer’s technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon for as long as ten (10) Bombardier Q 400 Series aircraft remain in commercial air transport service worldwide.

1.2	Field Service Representative

1.2.1	Services

Bombardier shall assign one (1) Field Service Representative (“FSR”) to Buyer’s main base of operation or other location as may be mutually agreed. [***]

1.2.2	Term

Such assignment shall be for [***]person-months, and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft.  The FSR assignment may be extended on terms and conditions to be mutually agreed.  [***]

1.2.3	Responsibility

The FSR’s responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer’s designated personnel (“FSR Services”).

1.2.4	Start-up Team

To assist Buyer in the introduction of the Aircraft into revenue service, Bombardier will assemble a “Start-Up Team” at Buyer’s main base of operation or other location as may be mutually agreed.  The composition of this start-up team shall be subject to discussion and could include operational, technical and/or maintenance support personnel and flight instruction staff (“Start-up Team Services”).

1.2.5	Term

Such Start-Up Team Services shall be for a period of up to [***] person-months and shall commence at a mutually agreed schedule.

1.2.6	Travel

If requested by Buyer, the FSR and/or the Start Up team may, at Buyer’s expense, travel to another location to provide technical advice to Buyer.

1.2.7	Office Facilities

Buyer shall furnish the FSR and the Start Up Team, at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer’s main base of operation or other location as may be mutually agreed.

1.2.8	Additional Expenses

Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes (except taxes [***]on the income of the FSR or the Start Up Team [***]) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR or the Start Up Team, or other Bombardier employee as a result of or in connection with the rendering of the services.

1.2.9	Right to Stop Work

Bombardier shall not be required to commence or continue the FSR or Start Up Team Services when:

(a)	there is a labour dispute or work stoppage in progress at Buyer’s facilities;

(b)	there exist war, risk of war or warlike operations, riots or insurrections;

(c)	there exist conditions that are dangerous to the safety or health of the FSR, Start Up Team or other Bombardier employee; or

(d)
the Government of the country where Buyer’s facilities are located or where Buyer desires the FSR and/or Start Up Team to travel refuses the Bombardier employee permission to enter said country or Buyer’s base of operations.

1.2.10                       Work Permits and Clearances

Buyer shall [***] airport security clearances required for the FSR, Start up Team or other Bombardier employee to permit timely accomplishment of the FSR and/or Start Up Team Services.

1.3	In-Service Maintenance Data

Buyer agrees to provide to Bombardier in-service maintenance data in order to assist Bombardier in providing updates to Bombardier’s recommended maintenance program.  Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.4	Additional Services

At Buyer’s request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1	Definitions

(a)	“Bombardier Parts”:

any spare parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the Bombardier Provisioning Files.

(b)	“Illustrated Parts Catalogue”:

shall mean a spare parts reference manual depicting assembly and component parts lists breakdowns and illustrations in disassembly sequence;

(c)	“Order”:

any order for Spare Parts issued by Buyer to Bombardier;

(d)	“Power Plant Parts”:

any power plant or power plant part or assembly carrying the power plant manufacturer’s part number or any part furnished by the power plant manufacturer purchased as Spare Parts.
         (e)            “Spare Parts”:

all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts;

         (f)            “Spare Parts Price Catalogue" :

shall mean a list of spare parts prices periodically published by Bombardier Inc.;

(g)	“Technical Data”:

shall have the meaning attributed to it in Annex A Section 4.1;

(h)	“Vendor Parts”:

any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts; [***]

2.2	Term and Applicability

The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts so long as at least ten (10) of the Bombardier Q 400 Series aircraft remain in commercial air transport service worldwide. The provisions of Annex A Sections 2.3, 2.7.5, 2.25 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

2.3	Order Terms

Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer’s purchase orders.

2.4	Purchase and Sale of Spare Parts

2.4.1	Agreement to Manufacture and Sell

Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement. Bombardier shall also maintain or cause to be maintained a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall also maintain or cause to be maintained a reasonable quantity of Bombardier insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.5	Agreement to Purchase Bombardier Parts

2.5.1	Purchase of Bombardier Parts

In consideration of Bombardier’s obligation under Annex A Section 2.4.1, during the term stated in Annex A Section 2.2, Buyer agrees to purchase Bombardier Parts only from Bombardier or from airlines operating the same type aircraft purchased herein [***].  Buyer may however purchase Bombardier Parts from any [***] source whatsoever, redesign Bombardier Parts, or have them redesigned, manufacture Bombardier Parts, or have them manufactured, under the following conditions:

(a)	when less than ten (10) aircraft of the type purchased hereunder are operated in scheduled commercial air transport service;

(b)
any time Bombardier Parts are needed to effect emergency repairs on the Aircraft, provided that such purchase, redesign or manufacture by or from sources other than Bombardier allows Buyer to obtain Bombardier Parts in less time than Bombardier requires to furnish them; or

(c)
if Buyer has notified Bombardier in writing that any Bombardier Parts are defective or unsatisfactory in use and if within a reasonable period thereafter Bombardier has not provided a satisfactory resolution or made redesigned Bombardier Parts available.

2.5.2	Buyer’s Right to Purchase, Redesign or Manufacture

Buyer’s right to purchase, redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part.  Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article.  Any such redesigned part shall be identified with Buyer’s part number only.

2.5.3	Notice to Bombardier of Redesigned Parts

If Buyer redesigns or has had any Bombardier Parts redesigned, Buyer shall immediately thereafter advise Bombardier and make available [***] to Bombardier and its affiliates any such redesigned part or manufacturing process therefore or drawings thereof.  If Bombardier requests, Buyer shall negotiate with Bombardier, within sixty (60) calendar days after such redesigned part or manufacturing process therefore or drawings thereof are made available to Bombardier, for the granting to Bombardier of the exclusive manufacturing rights of the redesigned part.

2.6	Purchase of Vendor Parts & Power Plant Parts

Bombardier shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. Bombardier may elect to maintain a spares stock of selected Vendor Parts and/or Power Plant Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts and Power Plant Parts. Vendor Parts and Power Plant Parts shall be delivered in accordance with the applicable vendor’s quoted lead-time plus Bombardier’s internal processing time.

2.7	Spare Parts Pricing

2.7.1	Spare Parts Price Catalogue

Prices for commonly used Bombardier Parts stocked by Bombardier shall be published in the Spare Parts Price Catalogue. Bombardier shall hold the published prices firm for catalogue listed items for a period of[***]months and shall provide at least [***] calendar days notice prior to changing the published price.

2.7.2                       Bombardier Prices for Vendor Parts

If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue [***].

2.7.3	Quotations

Price and delivery quotations for items not listed in the Spare Parts Price Catalogue shall be provided at Buyer’s request by Bombardier.  Price quotations will be held firm for a period of [***] calendar days or as otherwise specified by Bombardier.  Responses to quotation requests will be provided within ten (10) calendar days.  Except for AOG Orders for Bombardier Parts orders which shall be in accordance with Article 2.14.2 herein. [***].

2.7.4	Price Applicability

The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Buyer’s Order or as quoted by Bombardier to Buyer upon request.  If Buyer requests accelerated production, delivery or special handling for Bombardier Parts not taken into account in the price set out in the Spare Parts Price Catalogue for such Bombardier Parts, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier resulting from such accelerated production, delivery or special handling.

2.7.5	Currency and Taxes

All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts.  If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice.  If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer. [***]

In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

2.7.6	Vendor Pricing

Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least[***] months with a [***]calendar day notice period prior to changing a published price.

2.8	Provisioning

2.8.1	Pre-provisioning/Provisioning Conference

A pre-provisioning conference shall be convened on a date to be mutually agreed between Buyer and Bombardier in order to:

(i)
discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors (“Provisioning Items”);

(ii)	review Buyer’s ground support equipment and special tool requirements for the Aircraft;

(iii)	discuss the format of the provisioning documentation to be provided to Buyer from Bombardier for the selection of Provisioning Items; and

(iv)
arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference (“Initial Provisioning Conference”) which shall be scheduled where possible at least twelve (12) months prior to delivery of the first Aircraft.

The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.

2.9	Initial Provisioning Documentation

Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

(a)
Bombardier shall provide, as applicable to Buyer, no later than eighteen (18) months prior to the Scheduled Delivery Date of the first Aircraft, or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter 1 (as may be amended by Bombardier);

Revisions to this provisioning data shall be issued by Bombardier every [***] calendar days until [***] calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed;

(b)	Bombardier shall provide, as required by Buyer, all provisioning data files defined in Chapter 1 of ATA Specification 2000; and

(c)
the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at every [***] calendar days until expiration of the revision service described in Annex A, Section 4.4.

2.9.1	Obligation to Substitute Obsolete Spare Parts

In the event that, prior to delivery of the [***]Aircraft, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer’s request), [***].  Bombardier shall credit Buyer’s account with Bombardier with the price paid by Buyer for any such obsolete or unusable Spare Part upon return of such Spare Parts to Bombardier by Buyer. [***]

2.9.2	Delivery of Obsolete Spare Parts and Substitutes

Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Section 2.9.1. shall be delivered to Bombardier at its plant in Ontario or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier’s plant in Ontario or such other Bombardier shipping point as Bombardier may reasonably designate.  Bombardier shall pay the freight charges for the shipment from Buyer to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Buyer of any such substitute Spare Part.

2.9.3	Obligation to Repurchase Surplus Provisioning Items

During a period [***] after the Delivery Date of the first Aircraft, and ending [***]years after such Delivery Date, Bombardier shall, upon receipt of Buyer’s written request and subject to the exceptions in Annex A Section 2.9.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Bombardier, and (iii) are surplus to Buyer’s needs.

2.9.4	Exceptions

Bombardier shall not be obligated under Annex A Section 2.9.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List (“RSPL”) for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer’s modification of the Aircraft or (b) design improvement by the Aircraft manufacturer or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Bombardier or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (iv) Provisioning Items which become surplus as a result of a change in Buyer’s operating parameters provided to Bombardier pursuant to Annex A Section 2.8, which were the basis of Bombardier’s initial provisioning recommendations for the Aircraft.

2.9.5	Notification and Format

Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer’s review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Section 2.9.3.  Buyer’s notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return.  Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Within five (5) business days after receipt of Buyer’s notification Bombardier shall advise Buyer, in writing, when Bombardier’s review of such summary from Buyer will be completed. [***]
2.9.6	Review and Acceptance by Bombardier

Upon completion of Bombardier’s review of any detailed summary submitted by Buyer pursuant to Annex A Section 2.9.5, Bombardier shall issue to Buyer a Material Return Authorization notice (“MRA”) for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Section 2.9.3.  Bombardier will advise Buyer of the reason that any Provisioning Items included in Buyer’s detailed summary are not eligible for return.  The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Buyer shall arrange for shipment of such Provisioning Items accordingly.

2.9.7	Price and Payment

The price of each Provisioning Item repurchased by Bombardier pursuant to Annex A Section 2.9.6 will be the original invoice price thereof. Bombardier shall pay the repurchase price by issuing a credit memorandum in favour of Buyer [***]which may be applied against amounts due Bombardier for the purchase of Spare Parts and services.

2.9.8	Return of Surplus Provisioning Items

Provisioning Items repurchased by Bombardier pursuant to Annex A Section 2.9.6 shall be delivered to Bombardier Free Carrier (Incoterms), at its plant in Ontario, or other such destination as Bombardier may reasonably designate.

2.9.9	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A Section 2.9.8 shall pass to Bombardier upon delivery thereof to Bombardier. Risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Section 2.9.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A Section 2.9.3 shall pass to Bombardier upon delivery thereof to Bombardier.

With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefore, pursuant to Annex A Section 2.9.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A Section 2.9.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.10	Procedure for Ordering Spare Parts

Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, facsimile, telephone or hard copy purchase order).

2.10.1	Requirements

Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier’s price, if available.  Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

2.10.2	Processing of Orders

Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed to prepare the Spare Parts for shipment to Buyer. If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide, as applicable to Buyer.

2.10.3	Changes

  Bombardier [***] corrections, changes in the design, part number substitutions and consequent price adjustments.  Corrections, changes, substitutions and price adjustments which [***] may be made only with Buyer’s consent, which consent shall conclusively be deemed to have been given [***]Buyer providing written notice of [***] objection within fifteen (15) business days after receipt of Bombardier’s notice.  In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer’s Order.

2.11	Packing

All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.12	Packing List

Bombardier shall insert in each shipment a packing list/release note itemized to show:

(i)	the contents of the shipment,
(ii)	the approved signature of Bombardier’s TC authority attesting to the airworthiness of the Spare Parts.
(iii)	value of the shipment for customs clearance if required.

2.13	Container Marks

Upon Buyer’s request each container shall be marked with shipping marks as specified on the Order.  In addition Bombardier shall, upon request, include in the markings:  gross weight and cubic measurements.

2.14	Delivery

2.14.1	Delivery Point

Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier’s sole option:

(i)	Free Carrier (Incoterms 2000) Bombardier’s plant in Ontario, Canada; or
(ii)	Free Carrier (Incoterms 2000) other Bombardier depots or shipping points; or
(iii)	Free Carrier (Incoterms 2000) vendor’s or subcontractor’s plant.

2.14.2	Delivery Time

Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

(a)	AOG Orders

Ship AOG Orders within four (4) hours of receipt of Order. Buyer’s affected Aircraft factory production number shall be required on AOG Orders;

(b)	Critical Orders (A1)

Ship critical Orders within twenty-four (24) hours of order receipt;

(c)	Expedite Orders (A2)

Ship expedite Orders within seven (7) calendar days of order receipt;

(d)	Initial Provisioning Orders

Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

(e)	Other Orders

Shipment of stock items shall be approximately thirty (30) calendar days after Bombardier’s receipt of Buyer’s Order.  Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue or provisioning data.

[***]

2.15	Collect Shipments

Where collect shipments are not deemed practicable by Bombardier, prepaid freight charges, insurance and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.16	Freight Forwarder

If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.17	Reimbursement of Expenses

If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than thirty (30) days at Buyer’s request or without Bombardier’s fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.18	Title and Risk of Loss

Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Buyer, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Section 2.20, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier.

Bombardier agrees to notify Buyer when material is shipped and shall provide carrier’s reference information (i.e., waybill number).

2.19	Inspection and Acceptance

All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection or non-conformance within thirty (30) days after receipt shall constitute acceptance. Buyer’s remedies for defects discovered before acceptance are exclusively provided for in Annex A Section 2.20 herein.

2.20	Rejection

Any notice of rejection referred to in Annex A Section 2.19 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier’s written instructions and Material Return Authorization (“MRA”) number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable.  The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier’s expense.  Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

2.21	Payment

Payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by the Chase Manhattan Bank, N.A., or its successor, plus two percent (2%) calculated and compounded monthly [***].

2.22	Payment for Provisioning Items

Payment for Provisioning Items shall be in accordance with 2.21 above.

2.23	Modified Terms of Payment

Bombardier reserves the right to alter the terms of payment:

(i)	at any time by giving Buyer thirty (30) days’ prior written notice of the new terms, and

(ii)	without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with Bombardier.

2.24	Regulations

Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.25	Warranty

The warranty applicable to Spare Parts is set forth in Annex B hereto.

2.26	Cancellation of Orders

Except as otherwise may apply to initial provisioning, if Buyer cancels an Order [***] Bombardier, at its option, shall be entitled to recover, as liquidated damages, an amount based upon the following parameters:

(a)
if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as “shelf stock” in the Spare Parts Price Catalogue, no cancellation charges shall be made;

(b)
if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be ten percent (10%) of the price;

(c)	if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

(d)	if the Spare Parts covered by the Order can be absorbed into Bombardier’s inventory without increasing Bombardier’s normal maximum stock level, no cancellation charges shall be made.

2.27	Lease

Bombardier shall select and make available certain Insurance Parts for lease, subject to availability and Buyer agreeing to the terms and conditions as set out in Bombardier’s standard Master Component Lease Agreement.

2.28	Additional Terms and Conditions

Bombardier’s conditions of sale are deemed to incorporate the terms and conditions stated herein.  Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein.  Such additional terms and conditions shall be provided to Buyer at least [***] calendar days prior to their effective date.

ARTICLE 3  -  TRAINING

3.1            General Terms

3.1.1	The objective of the training programs (the “Programs”) described in this Agreement is to familiarize and assist Buyer’s personnel in the introduction, operation, and maintenance of the Aircraft.

3.1.2
Bombardier shall offer the Programs to Buyer in the English language, at a Bombardier designated facility. At Buyer’s request, the Programs (excluding simulator and devices) may be conducted at Buyer’s facility in which case Buyer shall be responsible for all costs associated with such on-site training. The Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

3.1.3	Buyer shall be responsible for all travel and living expenses (including local transportation) of Buyer’s personnel incurred in connection with the Programs.

3.1.4
The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals or other training material which are provided during the Programs exclude revision service.

3.1.5	The Programs are designed for candidates who meet the following minimum prerequisites:

Pilots

(a)	hold airplane multi-engine rating;
(b)	have recent multi-crew experience;
(c)	hold valid instrument flight rating;
(d)	hold valid medical certificate;
(e)	have a functional comprehension of the English language;
(f)	captains hold current and valid ATP license or equivalent (minimum of 3,000 hours recommended); and
(g)	first officers hold current and valid commercial license or equivalent (minimum of 1,500 hours recommended).

Flight Attendants

(a)	qualified flight attendant with previous experience; or
(b)
hold recent flight attendant training course certificate including fire fighting training, first aid training, in-flight emergency training, safety procedures training and crew communications training; and

(c)	have a functional comprehension of the English language.

Flight Dispatchers

(a)	qualified flight dispatcher with previous experience; or
(b)	familiar with aircraft performance, weight and balance and flight planning; and
(c)	have a functional comprehension of the English language.

Maintenance Technicians

(a)	hold a valid AME license or equivalent, or have sufficient knowledge and experience (minimum three (3) years experience recommended);
(b)	have experience with digital communications, glass cockpit and built-in test equipment; and
(c)	have a functional comprehension of the English language.

3.1.6
Prior to commencement of the Programs, upgrade training can be arranged for Buyer’s personnel who do not meet the above minimum requirements.  Any such upgrade training shall be provided upon terms and conditions to be mutually agreed.

3.1.7
Should any of Buyer’s personnel who do not meet the above minimum requirements encounter problems during their training, any additional training or costs (such as costs for interpreters) shall be borne by Buyer.

3.1.8
A training conference shall be held, as soon as practical, prior to the Scheduled Delivery Date of the first Aircraft to Buyer, or as may be otherwise agreed, to establish the content and schedule of the Programs.

3.2 Flight Crew Training

3.2.1	Flight Crew Ground Training

Bombardier shall, with each Aircraft delivered, provide TC or FAA approved [***]training for up to [***]pilots who meet the minimum entry requirements.  Each standard course shall consist of up to [***]hours of classroom instruction, which may include Computer Based Training (CBT) and the following Systems Integration Training: Electronic Flight Instrument Training (EFIS), Cockpit Procedures Mock-up (CPM) and Cockpit Procedures Training (CPT).   [***]Bombardier shall furnish each of Buyer’s pilots attending the course one (1) copy of the Pilot Training Manuals (without revision service).  [***]

3.2.2	Recurrent Pilot Training

Bombardier shall, upon Buyer’s request, assist in arranging recurrent pilot training at FlightSafety Canada, or at FlightSafety International in Seattle, Washington or Farnbourgh, England.

3.2.3	Flight Attendant Course

Bombardier shall provide a familiarization course for up to [***] of Buyer's flight attendant personnel who meet the minimum prerequisites. This course presents information on pertinent Aircraft cabin systems, the operation of the passenger safety and emergency equipment and emergency procedures training.  Bombardier shall furnish for each participant in this course [***].  Buyer shall assist Bombardier in the development of the Flight Attendant Manual to incorporate Buyer’s specific equipment and procedures.  Bombardier will not be responsible for local FAA approvals on behalf of the Buyer.  At the conclusion of the course, Buyer shall [***]. The standard course duration is for a maximum of five (5) training days.

3.3	Maintenance Training

3.3.1	General

The Maintenance Training shall be designed to meet the requirements of the TC for an Aircraft Maintenance Engineer License (AME-M, AME-E) or FAA equivalent. The training is also suitable for maintenance instructors, supervisory personnel and senior maintenance engineers or mechanics.

Buyer’s personnel attending Bombardier’s maintenance training courses shall receive a Maintenance Training Manual (without revision service) which is used during the training.  Maintenance Training shall consist of classroom instruction supported by appropriate illustrations and maintenance training aids, [***].  Maintenance Training shall include escorted tours of aircraft production and flight line areas whenever possible.

3.3.2	Initial Maintenance Course

Bombardier shall, with each Aircraft delivered, provide first line maintenance training for up to [***] of Buyer’s qualified personnel.  The course consists of instruction pertaining to the entire Aircraft and its systems covering systems familiarization, servicing and maintenance, engine and propeller installation and controls rigging.  [***]  The course.  It includes instruction in the procedures mock-up followed by six (6) hours in the flight simulator to provide ground running and taxiing training.  If practical experience is provided using Buyer's Aircraft, Buyer shall be responsible for the cost of fuel, oil, taxes, insurance, maintenance and any other associated expenses required for the Aircraft during the maintenance initial course. The course duration shall be for a maximum twenty (20) working days.

3.3.3	Avionics Maintenance Course

[***]The Avionics Maintenance Course consists of instruction chiefly pertaining to the electrical, pitot static, navigation, communications, auto flight, and other avionics systems of the Aircraft.  Practical experience is provided using a hands-on training device [***]. If practical experience is provided using Buyer’s Aircraft, Buyer shall be responsible for the cost of fuel, oil, taxes, insurance, maintenance and any other associated expenses required for the Aircraft during the avionics maintenance course.   The standard course duration is for a maximum of fifteen (15) training days.

3.3.4	Specialist Courses

Bombardier shall at Buyer’s request, provide a proposal for specialist courses which will be derived from Bombardier’s standard courses.

3.3.5	Vendor Training

In general there is no charge for Bombardier vendor training, however, travel and accommodation costs are borne by Buyer where the training is provided at the vendor’s facility.  Vendor training is desirable to support additional shop maintenance functions such as wheels, brakes and engine shops. If requested by Buyer, Bombardier shall assist Buyer to obtain such vendor training.

3.4	Insurance

3.4.1	Buyer shall at all times during[***] secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

(a)	liability insurance covering public liability, passenger, crew, property and cargo damage, including war and [***], in amounts not less than [***]for any single occurrence;

(b)	all risk aircraft hull and engine insurance for an amount which is not less than its then [***]

3.4.2
The liability policy shall name Bombardier (and its [***]) as additional insured[***]  The hull policy shall contain a [***]in favour of Bombardier (and its [***]).  All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom[***]

ARTICLE 4 - TECHNICAL DATA

4.1	Technical Data

4.1.1	Technical Data Provided

Bombardier shall furnish to Buyer the Technical Data described in Attachment “A” hereto (the “Technical Data”) in the then current available medium in quantities specified in Attachment A. The Technical Data shall be in the English language and in accordance with Specification ATA 100 Revision 34, as applicable shall provide information on items manufactured according to Bombardier’s detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

4.1.2	Additional Technical Data

Any additional Manual(s) and associated revisions purchased over and above those listed herein, shall be subject to the terms and conditions specified in Bombardier’s “Manual Status and Price List”.

4.2	Shipment

All Technical Data furnished hereunder shall be delivered to Buyer Free Carrier (Incoterms) Bombardier’s designated facilities and at a time to be mutually agreed to between Buyer and Bombardier.

Buyer’s shipping address and contact information is as follows:
Name:
Address:
Contact:
Phone #:
Fax #:
Shipping Account Number:
Carrier:
Account Number:

4.3	Proprietary Technical Data

It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and/or its vendors. All rights to copyright belong to Bombardier and/or its vendors and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration(s) thereto allowed by Bombardier.

Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any Aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Section 2.5 hereof or for the maintenance of the Aircraft and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall enter into Standard Form Non-Disclosure and Data Licensing Agreement.

4.4            Revision Service
.
Bombardier will provide Buyer with revision service commencing upon delivery of the first Technical Data to Buyer and shall continue for[***]years following delivery of Buyer’s first Aircraft. Subsequent revision service shall be provided dependent upon incorporation of Bombardier issued Service Bulletins.

4.4.1	Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

4.4.2
Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins, any Bombardier originated changes and Airworthiness Directives. The manuals shall then contain both the original and revised configuration.

4.5	Passenger Information Cards

Bombardier will provide one (1) reproducible master for the preparation of passenger information cards.  For an additional cost, subject to negotiation, Bombardier will provide, in Bombardier’s standard format, laminated passenger information cards in quantities requested.

4.6            Vendor Manuals

All vendor manuals and revisions will be shipped directly by vendors to Buyer.  [***].

ATTACHMENT A

Available Formats
Dash 8 Series 400	“Supplied as "Fly-away" with each Aircraft	PSM No.	Total Quantity	Paper	PDF CD	SGML CD
PUBLICATION TITLE
Airplane Operating Manual (AOM)	[***]	1-84-1	[***]		X	X
Powerplant Build-up Manual (PPBM)		1-84-10	[***]			X
Airport Planning Manual (APM)		1-84-13	[***]			X
Crash-Fire-Rescue Manual (CFRM)		1-84-14	[***]			X
Master Minimum Equipment List (MMEL inc. MMELP)		1-84-16	[***]			X
Maintenance Facilities and Equipment Planning Manual (MFEPM)		1-84-17	[***]			X
Consumable Products Manual (CPM)		1-84-18	[***]			X
Airplane Flight Manual (AFM)	[***]	1-84-1A	[***]		X	X
Quick Reference Handbook (QRH)	[***]	1-84-1B	[***]		X	X
Aircraft Maintenance Manual (AMM) (incl. PWC Maint. Manual)		1-84-2	[***]
Ramp Servicing Manual (RSM)		1-84-2S	[***]			X
Illustrated Tool & Equipment Manual (ITEM)		1-84-2T	[***]			X
Wiring Manual (WM)		1-84-2W	[***]
Structural Repair Manual (SRM)		1-84-3	[***]
Aircraft Illustrated Parts Catalogue (AIPC)		1-84-4	[***]
Fault Isolation Manual (FIM)		1-84-23	[***]
Component Maintenance Manual (CMM)		1-84-6	[***]
Maintenance Requirements Manual (MRM)		1-84-7	[***]			X
Maintenance Planning Document (MPD)		1-84-7P	[***]
Maintenance Task Cards Manual (MTCM)		1-84-7TC	[***]
Non-Destructive Test Manual (NDT)		1-84-7A	[***]			X
Weight and Balance Manual (WBM)	[***]	1-84-8	[***]		X	X
Cargo Loading Manual (CLM)		1-84-8A	[***]			X
Aircraft Recovery Manual (ARM)		1-84-9	[***]			X
Corrosion Prevention Manual (CPM)		1-GEN-5	[***]			X
Service Bulletins (SB)		-	[***]			X
Service Letters (SL)		-	[***]			X

X = Format Not Available

ANNEX B

WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1  -  WARRANTY

This Annex B sets out the warranty referred to in Article 3 of the Agreement and Section 2.25 of Annex A of the Agreement.

1.1	Warranty

1.1.1	Subject to Annex B Section 1.9 and 1.10, and Article 2.0, Bombardier warrants that, at the date of delivery of the Aircraft:

(a)	the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

(b)
the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Power Plant Part in accordance with reasonable instructions of the vendor, except for Bombardier Parts purchased as spare parts, the warranty period shall be twelve (12) months from the date of delivery of such Bombardier Spare parts;

(c)	the Bombardier Parts installed on the Aircraft shall be free from defects in material or workmanship; and

(d)	the Bombardier Parts installed on the Aircraft shall be free from defects in design, having regard to the state of the art as of the date of such design.

1.1.2
Subject to Annex B Sections 1.9 and 1.10 and Article 2.0, the warranty set forth in Annex B Sections 1.1.1(c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts, except that, notwithstanding Annex B Section 1.2, this warranty for Bombardier Parts purchased as Spare Parts shall remain in effect for any defect covered by such warranty becoming apparent during the twelve (12) months from the date of delivery of such Bombardier Part.

1.1.3	Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2	Warranty Period

1.2.1
The warranty set forth in Annex B Section 1.1 shall remain in effect for any defect covered by the Warranty (a “Defect”) becoming apparent during the following periods (individually, the “Warranty Period”):

(a)	for failure to conform to the Specification and in the installation referred to in Annex B Section 1.1.1(a) and 1.1.1(b), forty-eight (48) months from the Delivery Date;

(b)	for those Defects in material or workmanship in Bombardier Parts referred to in Annex B Section 1.1.1(c) and 1.1.2, forty-eight (48) months from the Delivery Date;

(c)	for those Defects in design referred to in Annex B Section 1.1.1(d), forty-eight (48) months from the Delivery Date; and

(d)	for errors in the Technical Data referred to in Annex B Section 1.1.3, twelve (12) months from the date of delivery of the applicable Technical Data.

1.3	Repair, Replacement or Rework

As to each matter covered by this warranty, Bombardier’s sole obligation and liability is expressly limited to, at Bombardier’s election, correction by the repair, replacement or rework of the defective part or item of Technical Data [***]  The repaired, replaced or reworked part or item of Technical Data which is the subject of the warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears, except that Bombardier will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft.

1.4	Claims Information

Bombardier’s obligations hereunder are subject to a warranty claim to be submitted in writing to Bombardier’s warranty administrator, which claim shall include the following information or any other information that may be reasonably required:

(a)	the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

(b)	the manufacturer’s serial number of the Aircraft from which the part was removed;

(c)	the date the claimed Defect became apparent to Buyer;

(d)	the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

(e)	a description of the claimed Defect and the circumstances pertaining thereto.

1.5	Warranty Claim Procedure

In order to enable a Warranty Claim to be adequately processed, each claim shall be addressed as follows:

(a)
Buyer shall send a written warranty claim notice (the “Warranty Notice”) by facsimile or e-mail to Bombardier's warranty department within [***] days following the date that any Defect giving rise to a warranty claim becomes apparent to Buyer;

(b)	Buyer shall consult the Supplier Information Manual available on-line via RACS website (www.racs.bombardier.com) for the location to which the Bombardier Part shall be returned;

(c)	if requested by Bombardier, Buyer shall return the defective part, as directed by Bombardier, within a period of [***] days following Bombardier’s request for the return of such part; and

[***]

1.6	Timely Corrections

Bombardier shall make the repair, replacement or rework, following receipt of the defective part or item, [***] as applicable, with reasonable care and dispatch.

1.7	Labour Reimbursement

For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer’s actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to and to re-install said Bombardier Part.  Such reimbursement shall be based upon Buyer’s direct labour rate per man-hour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the then current Bombardier published selling labour rate. [***].

1.8	Approval, Audit, Transportation and Waiver

All warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer’s warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier’s designated facility.  Bombardier shall notify Buyer of Bombardier’s disposition of each claim.

Buyer shall pay all costs of transportation of the defective part from Buyer to Bombardier and [***] all costs of transportation of the repaired, corrected or replacement parts back to Buyer.

1.9	Limitations

1.9.1	Bombardier shall be relieved of and shall have no obligation or liability under this warranty if:

(a)
the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such products or parts were not a cause of the Defect; or

(b)
the Aircraft was not operated or maintained in accordance with Bombardier’s Technical Data and the manufacturer’s documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

(c)	the Aircraft was not operated under normal airline use, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

(d)	Buyer does not

(1)	report the Defect in writing to Bombardier’s warranty administrator within thirty (30) calendar days following such Defect becoming apparent, and

(2)
retain the Bombardier Part claimed to be defective [***] advised by Bombardier to return such Bombardier Part to Bombardier’s designated facility in order for Bombardier to finalize its evaluation of the warranty claim or to otherwise dispose of such Bombardier Part or to otherwise dispose of such Bombardier Part; or

(e)	Buyer does not submit [***] to Bombardier within thirty (30) calendar days after the Defect becomes apparent that the Defect is due to a matter covered within this warranty[***]

1.9.2	The warranty does not apply to Buyer Furnished Equipment.

1.10	Normal Usage

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this warranty.

1.11	Overhaul of Warranty Parts

Bombardier’s liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12	No Fault Found

In the event that a Bombardier Part returned under a warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover from Buyer any reasonable costs incurred by Bombardier in connection with such warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular Bombardier Part which is subsequently identified by Bombardier on a repeated basis to be “no fault found”, then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify and correct the problem.  In the event the fault is ultimately confirmed to be a legitimate warranty claim then the above mentioned costs incurred by Bombardier and charged to Buyer shall be waived.

ARTICLE 2 - VENDOR WARRANTIES

2.1	Warranties from Vendors

The provisions of this Annex B apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favorable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2	Vendor Warranty Backstop

For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Power Plant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B Section 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor’s warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Buyer.

2.3	Bombardier’s Interface Commitment

In the event of a dispute in the application of a Vendor Part warranty, at Buyer’s request addressed to Bombardier’s warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action.  Buyer shall furnish to Bombardier all data and information in Buyer’s possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required.  Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier’s opinion as to the cause of the problem and Bombardier’s recommended corrective action.

ARTICLE 3 - SERVICE LIFE POLICY

3.1	Applicability

The Service Life Policy (“SLP”) described in this Annex B Article 3 shall apply if [***] in any Covered Component defined in Annex B Section 3.7 below [***].
3.2	Term

3.2.1
Should such failures occur in any Covered Component within one hundred and forty-four (144) months following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

(a)	design and/or furnish a correction for such failed Covered Component; or

(b)	furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3	Price

Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

P       =       C x [***]T [***]
144 [***]

Where:

P	=	Price of Covered Component to Buyer;
C	=	Bombardier’s then current price for the Covered Component;
T	=	The total time to the nearest month since the Aircraft containing the Covered Component was delivered by Bombardier [***]

3.4	Conditions and Limitations

3.4.1	The following general conditions and limitations shall apply to the SLP:

(a)
the transportation cost for the return to Bombardier’s designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Buyer;

(b)	Bombardier’s obligations under this SLP are conditional upon the submission of reasonable proof to Bombardier that the failure is covered hereby;

(c)
Buyer shall report any failure of a Covered Component in writing to Bombardier’s Warranty administrator within two (2) months after such failure becomes evident.  Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

(d)
the provisions of Annex B Section 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier’s obligations under this SLP with respect to any Covered Component;

(e)
Bombardier’s obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant [***] Service Bulletins which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component.  The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Buyer’s failure to so modify the Aircraft; [***]

[***]this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, negligence or wrongful act or omission, unauthorized repair or [***] adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

3.5	Coverage

This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier’s obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6	Assignment

Buyer’s rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without Bombardier’s prior written consent.  Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer’s rights under the SLP shall immediately void all of Bombardier’s obligations under the SLP.

3.7	Covered Component

Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL

4.1	It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.

ARTICLE 5  -  DISCLAIMER

5.1
BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY) IN CONTRACT (INCLUDING, WITHOUT LIMITATION, WARRANTY), IN TORT (WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES) OR OTHERWISE, FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF REVENUE OR LOSS OF PROFIT, WITH RESPECT TO:

(1)	ANY DEFECT IN THE BOMBARDIER PARTS OR TECHNICAL DATA OR ANY OTHER THING DELIVERED;

(2)	ANY DELAY IN PERFORMANCE OR COMPLETE FAILURE TO PERFORM ITS OBLIGATIONS SET FORTH IN THIS ANNEX B FOR ANY REASON WHATSOEVER; OR

(3)	ANY FAILURE TO PERFORM ANY OF ITS OTHER OBLIGATIONS.

NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BOMBARDIER,INCLUDING WITHOUT LIMITATION, THE PROVISIONS OF THIS ANNEX B.

Attachment A to Annex B
COVERED COMPONENTS
WING
(a)	Upper and lower wing skins and stringers between front to rear spars.
(b)	Wing spar caps, webs and uprights.
(c)	Main box (front spar to rear spar) wing ribs.
(d)	Main box splice plates, fittings.
(e)	Wing to nacelle structural attachments.
(f)	Wing to fuselage structural attachments.
(g)	Support structure in the wing to spoilers, spoiler actuators and ailerons.
(h)	Main gear support structure.
(i)	Engine support fittings.

FUSELAGE
(a)
External surface skins and doublers, stringers, circumferential frames between forward pressure bulkhead and aft pressure dome, excluding all systems, insulation, lining and decorative clips and brackets.

(b)	Window and windshield structure but excluding the windows and windshields.
(c)	Primary structure frames around body openings for passenger doors, cargo/baggage doors and emergency exits.
(d)	Nose gear support structure.
(e)	Floor beams and supporting structure in the flight compartment and cabin including the lavatory, excluding seat tracks in both areas.
(f)	Forward pressure bulkhead and aft pressure dome.
(g)	Floor beams and supporting structure in the baggage compartment providing same is not damaged through abusive handling of baggage or cargo.

VERTICAL TAIL (including fuselage aft of aft pressure dome)

(a)	Fuselage external surface skins, stringers and frames between aft pressure dome and rear fin spar frame.
(b)	Fin skins and stiffeners between front and rear spars.
(c)	Fin front, centre and rear spar caps, webs and uprights.
(d)	Main box (front spar to rear spar) fin ribs.
(e)	Fin hinge and actuator support structure for rudder and elevator.
(f)	Fore rudder structure and hinge and actuator brackets.
(g)	Aft rudder forward cell structure and hinge and radius rod brackets.

HORIZONTAL TAIL

(a)	Tailplane skins and stringers.
(b)	Tailplane spar caps, webs and uprights.
(c)	Tailplane main box (front spar to rear spar) ribs.
(d)	Tailplane hinge support structure for elevator.
(e)	Elevator forward cell structure and hinge and actuator brackets.
(f)	Horizontal tail structure attachments.